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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 26, 2009

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue
Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.01                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 26, 2009, Smurfit-Stone Container Corporation (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that its common stock and 7% Series A Cumulative Exchangeable Redeemable Convertible Preferred Stock will be delisted from Nasdaq, and that trading of the Company’s securities will be suspended at the opening of business on February 4, 2009.  Nasdaq noted that it based its decision on Nasdaq Marketplace Rules 4300, 4450(f) and IM-4300, in light of the Company’s announcement that it filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code, which announcement was made by the Company in a press release issued January 26, 2009 and a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on the same day.

The Company does not intend to take any further action to appeal Nasdaq’s decision, and therefore it is expected that the Company’s securities will be delisted after the completion of Nasdaq’s application to the SEC.  It is expected that the last day that the Company’s securities will be traded on Nasdaq will be February 3, 2009.  Following delisting, the Company’s securities will not be immediately eligible to trade over the OTC Bulletin Board or in the “Pink Sheets,” however, such securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application is cleared.

A copy of the Company’s press release dated January 28, 2009 announcing the delisting notification is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01                          Regulation FD Disclosure.

On January 27, 2009, the Company issued a press release announcing that the United States Bankruptcy Court in Wilmington, Delaware has granted the relief the Company requested in its “First Day Motions” filed in conjunction with its voluntary filing for reorganization under Chapter 11 of the United States Bankruptcy Code.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.                       Financial Statements and Exhibits.

(d)                       Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of Smurfit-Stone Container Corporation dated January 28, 2009.

99.2	Press release of Smurfit-Stone Container Corporation issued January 27, 2009 and dated January 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 28, 2009

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary and General Counsel